UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 29, 2004
(Date of earliest event reported)

Commission file number 1-7349

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	1-7349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including zip code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Ball Corporation
Current Report on Form 8-K
Dated January 29, 2004

Item 9.    Regulation FD Disclosure

The information regarding Ball Corporation’s (the “Company”) annual earnings for 2003 required to be reported under Item 12, Disclosure of Results of Operations and Financial Condition, on Form 8-K is furnished herein pursuant to Item 9, Regulation FD Disclosure.

On January 29, 2004, the Company reported strong fourth quarter and 2003 full year results that were significantly higher than the previous year, which results are set forth in the attached press release dated January 29, 2004.

The earnings information regarding the fourth quarter and full year for 2003 as well as the information regarding the use of non-GAAP financial measures is set forth in the attached press release.

The attached press release is deemed to be furnished and not filed with the Securities and Exchange Commission.

Exhibit 99.1  Press Release dated January 29, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION (Registrant) By: /s/Raymond J. Seabrook Name: Raymond J. Seabrook Title: Senior Vice President and Chief Financial Officer

Date:    January 29, 2004

Ball Corporation
Form 8-K
January 29, 2004

EXHIBIT INDEX
Description	Exhibit
Press Release dated January 29, 2004	99.1